UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005


                        LINCOLN INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-5767                  61-0575092
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(State or other jurisdiction       (Commission             (I.R.S Employer of
        File Number)            Identification No.)           incorporation)


           641 Lexington Avenue, 25th Floor, New York, New York 10022
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               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (212) 421-1616


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ITEM 7.01.  REGULATION FD DISCLOSURES

      On February 1, 2005, the Board of Directors of Lincoln International Corporation declared a 999-to-1 stock split for the common stock of Lincoln International Corporation for all holders of common stock as of the close of business on February 2, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned as thereunto duly authorized in the City of New York, State of New York, on the 1st day of February, 2005.


Date: February 1, 2005            LINCOLN INTERNATIONAL CORPORATION

                                  /s/ DEREK CALDWELL
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                                  By: Derek Caldwell
                                  Title: President